GREENWICH STREET SERIES FUND
on behalf of the
Equity Income Portfolio
and
Money Market Portfolio

Supplement dated August 9, 2001 to
Prospectus dated April 28, 2001



The following information replaces the information set forth in the Prospectus:

Effective June 15 2001, William C. Theriault assumed the day-to-day management of the Equity Income Portfolio. Mr.
Theriault is an investment officer of the Portfolio's manager, Smith Barney Fund Management LLC ("SBFM") and a
Director of Salomon Smith Barney Inc. ("SSB"). Mr.
Theriault has more than 6 years of securities business experience.

Effective June 15 2001, Martin R. Hanley assumed the day-to-day management of the Money Market Portfolio. Mr.
Hanley is an investment officer of the Portfolio's manager, SBFM and a Director of SSB. Mr. Hanley has more than 13 years of securities business experience.




FD